UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2006

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Employee Retirement Income Security Act Class Action

On March 1, 2006, CMS Energy Corporation ("CMS Energy") and Consumers Energy Company ("Consumers") reached an agreement, subject to court and independent fiduciary approval, to settle two consolidated lawsuits filed in 2002 in the United States District Court for the Eastern District of Michigan as putative class actions on behalf of participants and beneficiaries of CMS Energy’s Employees’ Savings Plan (the "Plan") who participated in the Plan between August 3, 2000 and December 27, 2004. CMS Energy, Consumers, CMS Marketing, Services and Trading Company, now known as CMS Energy Resource Management Company ("CMS MST") and certain officers and directors are defendants in the lawsuits. Plaintiffs allege breaches of fiduciary duties under the Employee Retirement Income Security Act and seek restitution on behalf of the Plan with respect to a decline in value of the shares of CMS Energy Common Stock held in the Plan. The settlement agreement among the plaintiffs and the defendants requires a $28 million cash payment that will be paid by CMS Energy’s primary insurer and will be used to pay Plan participants and beneficiaries for alleged losses, as well as any legal fees and expenses awarded to plaintiffs’ attorneys. In addition, CMS Energy agreed to enhance fiduciary education and training, improve discussion of investment diversification with Plan participants and not prevent, for a period of four years, Plan participants from selling CMS Energy Common Stock held in the Plan.

Gas Index Price Reporting Litigation

On February 28, 2006, CMS MST and CMS Field Services, a former subsidiary of CMS Energy that was sold to Cantera Natural Gas, LLC and for which CMS Energy has indemnification obligations, ("CMS Field Services") reached an agreement, subject to court approval, to settle a consolidated class action lawsuit filed in the United States District Court for the Southern District of New York. Cornerstone Propane Partners, L.P. filed the original complaint in August 2003 as a putative class action and it was later consolidated with two similar complaints filed by other plaintiffs. The amended, consolidated complaint, filed in January 2004, alleged that false natural gas price reporting by the defendants manipulated the prices of New York Mercantile Exchange natural gas futures and options. The complaint contained two counts under the Commodity Exchange Act, one for manipulation and one for aiding and abetting violations. The settlement agreement among the plaintiffs, CMS MST and CMS Field Services requires a $6.975 million cash payment that CMS MST is responsible to pay. The payment will be made into a settlement fund that will be used to pay the class members as well as any legal fees awarded to plaintiffs’ attorneys. CMS Energy established a reserve for this amount in the fourth quarter of 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Form of Class Action Settlement Agreement
99.2 Stipulation and Agreement of Settlement dated February 28, 2006

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION and RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s and Consumers’ Forms 10-K for the Year Ended December 31, 2005 (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION and RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

March 1, 2006	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

March 1, 2006	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Form of Class Action Settlement Agreement
99.2	Stipulation and Agreement of Settlement dated February 28, 2006